SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-K



                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



                              JULY 28, 2000
          ----------------------------------------------------
            Date of Report (date of earliest event reported)





                    NETVOICE TECHNOLOGIES CORPORATION
        --------------------------------------------------------
         (Exact name of registrant as specified in its charter)



      NEVADA                     0-29025                 91-1986538
--------------------        -----------------      ----------------------
  (State or other           (Commission file          (I.R.S. Employer
  jurisdiction of                number)           Identification Number)
  incorporation or
   organization)




                     13747 MONTFORT DRIVE, SUITE 250
                          DALLAS, TEXAS  75240
     --------------------------------------------------------------
      (Address of principal executive offices, including zip code)




                             (972) 788-2988
      -------------------------------------------------------------
          (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

     On July 28, 2000, the registrant issued an additional 818,309 shares of a newly created series of Series A Preferred Stock ("Preferred Stock") to certain purchasers for approximately $2.6 million in cash pursuant to the Amended and Restated Securities Purchase Agreement among the Company and the purchasers (the "Amended and Restated Securities Purchase Agreement"). Pursuant to the Amended and Restated Securities Purchase Agreement, the Company issued warrants that are exercisable for shares of Preferred Stock (or Common Stock if the Preferred Stock has been converted) if certain financial targets and/or NASDAQ listing requirements are not achieved. The purchasers were also granted certain registration rights with respect to the shares issued under the Amended and Restated Securities Purchase Agreement pursuant to a Registration Rights Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a) and (b)    None.

        (c)  Exhibits

    Exhibit
     Number  Description
     ------  -----------
     99.6 Amended and Restated Securities Purchase Agreement dated July 28, 2000 by and between Netvoice Technologies Corporation, BG Media Intermediate Fund L.P., NV Investments, L.P., Paribas North America, Inc. and other investors and Exhibits

     99.7 Amended and Restated Registration Rights Agreement dated July 28, 2000 between Netvoice Technologies Corporation, BG Media Intermediate Fund L.P., NV Investments, L.P., Paribas North America and other investors

     99.8 Form of NASDAQ Warrant for Series A Convertible Preferred Stock or Common Stock of Netvoice Technologies Corporation

     99.9 Form of EBITDA Warrant for Series A Convertible Preferred Stock or Common Stock of Netvoice Technologies Corporation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NETVOICE TECHNOLOGIES CORPORATION


Date: August 16, 2000                By: /s/ JEFFREY ROTHELL
                                         ----------------------------------
                                         Jeffrey Rothell, President, Chief
                                         Executive Officer

Date: August 16, 2000                By: /s/ GARTH COOK
                                         ----------------------------------
                                         Garth Cook, Treasurer, Chief
                                         Financial Officer and Chief
                                         Accounting Officer

                            INDEX TO EXHIBITS
                            -----------------


     Exhibit
     Number  Description
     ------  -----------

     99.6 Amended and Restated Securities Purchase Agreement dated July 28, 2000 by and between Netvoice Technologies Corporation, BG
             Media Intermediate Fund L.P., NV Investments, L.P., Paribas
             North America, Inc. and other investors and Exhibits

     99.7 Amended and Restated Registration Rights Agreement dated July 28, 2000 between Netvoice Technologies Corporation, BG Media Intermediate Fund L.P., NV Investments, L.P., Paribas North America and other investors

     99.8 Form of NASDAQ Warrant for Series A Convertible Preferred Stock or Common Stock of Netvoice Technologies Corporation

     99.9 Form of EBITDA Warrant for Series A Convertible Preferred Stock or Common Stock of Netvoice Technologies Corporation